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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           Datastream Systems, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)

[LOGO OF DATASTREAM(R)]

                           DATASTREAM SYSTEMS, INC.
                              50 Datastream Plaza
                       Greenville, South Carolina 29605
                                (864) 422-5001

                                                                     May 9, 2000


Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Datastream Systems, Inc., which will be held at 2:00 p.m. on Friday, June 9, 2000 at The Embassy Suites Hotel, 670 Verdae Boulevard, Greenville, South Carolina 29607.

     The principal business of the meeting will be to: (i) elect one director to Class I of the Company's Board of Directors, to serve a three-year term expiring in the year 2003; (ii) to consider approval of a proposal to increase the number of shares of common stock reserved for issuance under the Datastream Systems, Inc. 1998 Stock Option Plan by 1,500,000 shares; (iii) to consider approval of a proposal to increase the number of shares of common stock reserved for issuance under the Amended and Restated Datastream Systems, Inc. Employee Stock Purchase Plan by 200,000 shares; and (iv) to transact such other business as may properly come before the meeting. During the meeting, we will also review the results of the past fiscal year and report on significant aspects of our operations during the first quarter of fiscal 2000.

     Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card in the postage prepaid envelope provided so that your shares will be voted at the meeting. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your votes.

                                   Sincerely yours,

                                   /s/ Larry G. Blackwell

                                   Larry G. Blackwell
                                   Chairman, President and Chief
                                   Executive Officer

                           DATASTREAM SYSTEMS, INC.
                              50 Datastream Plaza
                       Greenville, South Carolina 29605

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The 2000 Annual Meeting of Stockholders of Datastream Systems, Inc. will be held at 2:00 p.m. on Friday, June 9, 2000 at The Embassy Suites Hotel, 670 Verdae Boulevard, Greenville, South Carolina 29607. The meeting is called for the following purposes:

     (1) To elect one director to Class I of the Company's Board of Directors, to serve a three-year term expiring in the year 2003;

     (2) To consider approval of a proposal to increase the number of shares of common stock reserved for issuance under the Datastream Systems, Inc. 1998 Stock Option Plan by 1,500,000 shares;

     (3) To consider approval of a proposal to increase the number of shares of common stock reserved for issuance under the Amended and Restated Datastream Systems, Inc. Employee Stock Purchase Plan by 200,000 shares; and

     (4) To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 21, 2000 as the record date for the purpose of determining the stockholders who are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

                              By Order of the Board of Directors,

                              /s/ Larry G. Blackwell

                              Larry G. Blackwell
                              Chairman, President and Chief
                              Executive Officer

Greenville, South Carolina
May 9, 2000

            IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, YOU ARE
          REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY
                 CARD SO THAT YOUR SHARES WILL BE REPRESENTED.

                           DATASTREAM SYSTEMS, INC.
                              50 Datastream Plaza
                       Greenville, South Carolina 29605

                                PROXY STATEMENT

     This Proxy Statement is furnished by and on behalf of the Board of Directors of Datastream Systems, Inc. (the "Company") in connection with the solicitation of proxies for use at the 2000 Annual Meeting of Stockholders of the Company to be held at 2:00 p.m. on Friday, June 9, 2000 at The Embassy Suites Hotel, 670 Verdae Boulevard, Greenville, South Carolina 29607, and at any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the enclosed proxy card will be first mailed on or about May 9, 2000 to the Company's stockholders of record on the Record Date, as defined below.

           THE BOARD OF DIRECTORS URGES YOU TO MARK, SIGN, DATE AND
                 RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE
                          PREPAID ENVELOPE PROVIDED.

                            SHARES ENTITLED TO VOTE

     If the enclosed proxy card is executed and returned (and not revoked) prior to the Annual Meeting, the shares of common stock, $.01 par value per share (the "Common Stock"), represented thereby will be voted as specified by the stockholder or stockholders granting the proxy. However, if the proxy card is executed and returned (and not revoked) prior to the Annual Meeting and no voting instructions are specified, the shares of Common Stock represented thereby will be voted (i) FOR the election as director of the nominee listed in this Proxy Statement, (ii) FOR the proposed increase in shares of Common Stock reserved for issuance under the Datastream Systems, Inc. 1998 Stock Option Plan (the "1998 Stock Option Plan"), (iii) FOR the proposed increase in shares of Common Stock reserved for issuance under the Amended and Restated Datastream Systems, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"), and (iv) if the Company did not have notice on or before March 27, 2000 of any matters properly brought before the meeting, in the sole discretion of the proxies as to such matters. The submission of a signed proxy will not affect a stockholder's right to attend and to vote in person at the Annual Meeting. A stockholder who executes a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either a written revocation or an executed proxy bearing a later date or by attending and voting in person at the Annual Meeting.

     Only holders of record of Common Stock as of the close of business on April 21, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 20,779,007 shares of Common Stock (the "Shares") outstanding. Holders of Shares authorized to vote are entitled to cast one vote per Share on all matters. The holders of a majority of the Shares outstanding and entitled to vote must be present in person or represented by proxy to constitute a quorum. Shares as to which authority to vote is withheld and abstentions will be counted in determining whether a quorum exists.

     Under Delaware law, directors are elected by the affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote in the election at a meeting at which a quorum is present. Only votes actually cast will be counted for the purpose of determining whether a particular nominee received more votes than the persons, if any, nominated for the same seat on the Board of Directors.

     Approval of the proposals to increase the number of Shares reserved for issuance under the 1998 Stock Option Plan, to increase the number of Shares reserved for issuance under the Stock Purchase Plan, as well as any other matter that may properly come before the Annual Meeting, requires the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on such matter at a meeting at which a quorum is present. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of votes against such proposals. Broker non-votes, those shares held by a broker or nominee as to which such broker or nominee does not have discretionary voting power, would not be counted as votes for or against approval of such matters.

     With respect to any other matters that may come before the Annual Meeting, if proxies are executed and returned, such proxies will be voted in a manner deemed by the proxy representatives named therein to be in the best interests of the Company and its stockholders.

                       PROPOSAL I - ELECTION OF DIRECTOR

     Prior to its initial public offering, the Company's stockholders adopted a Certificate of Incorporation providing for a classified Board of Directors. Pursuant to the Certificate of Incorporation, the Board of Directors must be separated into three classes, each consisting, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The number of directors of the Company is currently set at five, and accordingly, the first, second and third classes of directors consist of one, two and two directors, respectively. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The term of office of the director in Class I, Dr. Kenneth D. Tracy, expires at the Annual Meeting. The Board of Directors proposes that Dr. Tracy be re-elected to Class I for a new term of three years expiring in 2003 and until his successor is duly elected and qualified.

     All Shares represented by properly executed proxies received in response to this solicitation will be voted in connection with the election of the Class I director as specified therein by the stockholders. Unless otherwise specified in the proxy, it is the intention of the persons named on the enclosed proxy card to vote FOR the election of Dr. Tracy to the Board of Directors. Dr. Tracy has consented to serve as a director of the Company if elected. If at the time of the Annual Meeting the nominee is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy card may be exercised to vote for a substitute candidate designated by the Board of Directors.

     Stockholders may withhold their votes from the nominee by so indicating in the appropriate box provided on the enclosed proxy card.

Director Nominee Biographical Information

     Set forth below is certain biographical information furnished to the Company by its directors, including Dr. Kenneth D. Tracy, the director nominee for the Company's Class I directorship. Dr. Tracy currently serves as a director of the Company.

KENNETH D. TRACY
Age: 57
Class I Director - Term Expires 2000

     Dr. Tracy has served as a director of the Company since 1990. He currently serves as Vice President-Environmental Technology for Warner-Lambert Company, a position he has held since February 1991. From 1984 to 1991, he held positions of increasing responsibility with Air Products and Chemicals, Inc., including Director of Research from January 1990 to February 1991. Prior to joining Air Products, Dr. Tracy was a principal in EDI Technology Companies, where he was involved with process engineering consulting as well as software design and sales. Dr. Tracy holds B.S. and Master of Science degrees in engineering from Pennsylvania State University and a Ph.D. in Environmental Systems from Clemson University.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTOR OF THE NOMINEE NAMED ABOVE IN THE CLASS NOTED ABOVE.

Biographical Information Concerning Other Directors

LARRY G. BLACKWELL
Age: 59
Class III Director - Term Expires 2002

     Dr. Blackwell, the founder of the Company, has served as Chairman of the Board, Chief Executive Officer and President of the Company from its inception in 1986. Prior to founding the Company, he was President of the Datastream Systems Division of a subsidiary of Wisconsin Power & Light. He also co-founded and formerly served as Chairman of the Board of EDI Technology Companies, an environmental process engineering consulting company. Dr. Blackwell holds a B.S. degree in Engineering from the University of Mississippi, a Master of Science degree from the Georgia Institute of Technology and a Ph.D. in Environmental Systems Engineering from Clemson University. Dr. Blackwell is a registered Professional Engineer in Illinois, Pennsylvania and South Carolina and was named Inc. magazine's 1994 "Entrepreneur of the Year" in the Master Entrepreneur category for the State of South Carolina. Dr. Blackwell is the father-in-law of W. Scott Millwood, an executive officer of the Company.

RICHARD T. BROCK
Age: 52
Class II Director - Term Expires 2001

     Mr. Brock has served as a director of the Company since August 1993. In 1984, Mr. Brock founded the predecessor of Firstwave Technologies, Inc., a publicly-held provider of sales and marketing automation software, for which he has served in various capacities, including Chief Executive Officer and President, since 1984. He currently serves as President and Chief Executive Officer and as a director of Firstwave Technologies. He is also the founding partner of Brock Capital Partners, a privately-held venture capital fund. He also founded and formerly served as Chief Executive Officer of Management Control Systems, Inc. Mr. Brock is a nationally-recognized developer, author and speaker on sales, marketing and service automation and business development strategy. Mr. Brock received a B.S. degree from Spring Hill College and an M.B.A. from Louisiana State University. He is also a certified public accountant.

IRA D. COHEN
Age: 48
Class II Director - Term Expires 2001

     Mr. Cohen has been a director of the Company since February 1995. Since 1988, Mr. Cohen has served as a Managing Director of Updata Capital, Inc., an investment banking firm he co-founded which focuses on mergers and acquisitions in the information technology industry. Mr. Cohen also co-founded Updata Software, Inc., and from 1986 to 1988 served as that company's Chief Financial Officer. Mr. Cohen is also a director of Alphanet Solutions, Inc. and several privately held companies. Mr. Cohen holds a Bachelor of Science degree in Accounting from City University of New York, Herbert H. Lehman College, and he is a registered certified public accountant in New York and New Jersey.

JOHN M. STERLING, JR.
Age: 62
Class III Director - Term Expires 2002

     Mr. Sterling has served as a director of the Company since February 1986. He has also served as the Chairman of the Board of Directors and Chief Executive Officer of HomeGold Financial, Inc. (formerly Emergent Group, Inc.) since December 1990 and served as President of HomeGold from December 1990 to August 1996. Mr. Sterling has also served as President of Palmetto Seed Capital Corp. from September 1993 to October 1998 and served as a General Partner of Reedy River Ventures Limited Partnership from 1981 until August 1995. Reedy River provided venture capital financing to the Company to fund its early development, and Mr. Sterling originally served on the Board of Directors of the Company pursuant to that relationship. Mr. Sterling is the father of John M. Sterling, III, an executive officer of the Company. Mr. Sterling holds a Bachelor of Science degree in Civil Engineering from The Citadel and an M.B.A. from Darden Graduate School of Business, University of Virginia.

Additional Information Concerning The Board Of Directors

     The Company's Board of Directors held four meetings during fiscal 1999. During fiscal 1999, the Board had an Audit Committee and a Compensation Committee, but did not have a Nominating Committee. No director attended less than 75% of the aggregate number of meetings of the Board and the committees of the Board on which he served that were held during his term as a director of the Company.

     Committees of the Board of Directors. In connection with its initial public offering in March 1995, the Company established an Audit Committee and a Compensation Committee. The Audit Committee is responsible for reviewing and making recommendations regarding the Company's employment of independent auditors, the annual audit of the Company's financial statements and the Company's internal accounting practices and policies. It consists of Messrs. Cohen (Chairman), Sterling and Tracy. In fiscal 1999, the Audit Committee held one meeting.

     The Compensation Committee is responsible for making recommendations to the Board of Directors regarding compensation arrangements for senior management of the Company (including annual bonus compensation), recommendations concerning the adoption of any compensation plans in which management is eligible to participate and grants of stock options or other benefits under such plans. It consists of Messrs. Brock (Chairman), Sterling and Tracy. The Compensation Committee held one meeting in fiscal 1999.

     Compensation of Directors. The Company's Board of Directors is comprised of five members. In fiscal 1999, non-management directors received an annual retainer of $7,000 and were reimbursed for expenses incurred in connection with attendance at meetings of the Board of Directors or committees thereof. The Company also has adopted a Stock Option Plan for Directors, which provides for an annual automatic grant of options to purchase 2,000 shares of Common Stock to non-management directors.

Executive Officers

     The executive officers of the Company serve at the discretion of the Board of Directors and presently include Dr. Blackwell, C. Alex Estevez, John M. Sterling, III, Robert J. Baddorf, and W. Scott Millwood. See "Biographical Information Concerning Other Directors" for information about Dr. Blackwell.

C. ALEX ESTEVEZ
Chief Financial Officer
Age: 29

     Mr. Estevez was named Chief Financial Officer of the Company in April 1999. Prior to that time, he served as the Company's Director of Planning from June 1997 to June 1998 and then as Vice President of Corporate Development until April 1999. Prior to joining the Company, Mr. Estevez worked in the investment banking technology group at Raymond James & Associates from September 1992 through June 1995, where he focused on technology-based mergers and acquisitions and equity offerings, including the Company's initial public offering. From June to

August 1996, he was an associate with Deloitte & Touche LLP. Mr. Estevez holds an A.B. degree from Harvard College and attended the J.L. Kellogg Graduate School of Management, Northwestern University from September 1995 through May 1997, where he received a Masters of Management (M.B.A.) in Finance and Strategy.

JOHN M. STERLING, III
President of iProcure
Age: 38

     Mr. Sterling has served as the President of iProcure, a division of the Company, since January of 2000. Prior to being named President of iProcure, he served as the Company's Vice President of Electronic Commerce from February 1999 to December 1999. Prior to being named Vice President of Electronic Commerce, Mr. Sterling served as the Company's Vice President of International from September 1997 to January 1999, overseeing the Company's international operations. Prior to holding such position, Mr. Sterling served as the Company's Managing Director of European Operations from February through August 1997. Mr. Sterling also served as the Company's Vice President of Sales from 1986 to January 1997. Prior to joining Datastream, Mr. Sterling was a Regional Sales Manager for Silicon Valley Products in San Mateo, California. Mr. Sterling holds a B.S. degree in Political Science from The Citadel. Mr. Sterling is the son of John M. Sterling, Jr., one of the Company's directors.

ROBERT J. BADDORF
Vice President World-Wide Operations
Age: 50

     Mr. Baddorf has served as Vice President of World-Wide Operations for the Company since August of 1999. In that capacity, he is responsible for all maintenance and asset management products and services, including product management, development, consulting, customization, conversion, integration, and training. Prior to being named Vice President of World-Wide Operations, Mr. Baddorf served as Vice President of Information from August 1998 to May 1999 and Vice President of Services from June 1999 to July 1999. Prior to joining the Company in August 1998, Mr. Baddorf was Vice President and General Manager of the Software Products Division of DetNorske Veritas from 1990 to 1997. He also served as Vice President, Product Management for Simulation Sciences from 1986 to 1990 and CIO of Epson America from 1984 to 1986. Prior to Epson, Mr. Baddorf served at TRW in a variety of IT, Marketing, Strategy, and Financial management positions from 1967 to 1984. Mr. Baddorf holds a B.A. degree in Mathematics from the University of California at Los Angeles and an M.B.A. in Information Systems from UCLA's Anderson School of Management.

W. SCOTT MILLWOOD
Executive Vice President of Sales and Marketing
Age: 36

     Mr. Millwood has served as Executive Vice President of Sales and Marketing since January of 2000. Prior to becoming Executive Vice President of Sales and Marketing, Mr. Millwood served as the Company's Vice President of Operations from October of 1998 to January 2000. Prior to becoming Vice President of Operations, Mr. Millwood served as the Company's Vice President of Corporate Sales from August 1995 to October 1998. Prior to joining the Company in 1995, Mr. Millwood served as regional manager for PowerCerv Corporation, a manufacturing ERP company and as a vertical market manager for Harbinger Corporation. Mr. Millwood holds a B.S. in economics from Clemson University and an M.B.A. from Georgia State University. Mr. Millwood is the son-in-law of Larry G. Blackwell, Chairman of the Board, Chief Executive Officer and President of the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of such stock with the SEC and the National Association of Securities Dealers, Inc. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all such forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, its directors, executive officers and greater than 10% stockholders complied during fiscal 1999 with all applicable Section 16(a) filing requirements.

Beneficial Ownership Of Common Stock

     The following table sets forth information concerning (i) those persons known by management of the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) the directors of the Company, (iii) the executive officers of the Company named in the Summary Compensation Table included elsewhere herein and (iv) all directors and executive officers of the Company as a group. Such information is provided as of April 21, 2000. According to rules adopted by the SEC, a person is the "beneficial owner" of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, the conversion of a security or otherwise. Except as otherwise noted, the indicated owners have sole voting and investment power with respect to shares beneficially owned. An asterisk in the percent of class column indicates beneficial ownership of less than 1% of the outstanding Common Stock.

                                                              Amount and Nature                   Percent
          Name of Beneficial Owner                         of Beneficial Ownership                of Class
          ------------------------                         -----------------------                --------
          Larry G. Blackwell.......................              3,561,154/(1)/                     17.1%
          C. Alex Estevez..........................                 45,695/(2)/                        *
          John M. Sterling, III....................               511, 403/(3)/                      2.4%
          Robert J. Baddorf........................                    398                             *
          W. Scott Millwood........................                 63,366/(4)/                        *
          Richard T. Brock.........................                 20,000/(5)/                        *
          Ira D. Cohen.............................                  7,000/(6)/                        *
          John M. Sterling, Jr.....................                145,072/(7)/                        *
          Kenneth D. Tracy.........................                 18,000/(8)/                        *
          All current directors and executive
           officers as a group (9 persons)/(9)/....              4,372,088/(10)/                    20.7%

          Other Stockholders
          Brown Capital Management, Inc./(11)/.....              2,036,000                           9.8%

          Eagle Asset Management, Inc./(12)/.......                991,560                           4.8%

--------------------
/(1)/ Includes 46,760 shares of Common Stock subject to options exercisable on or within 60 days after April 21, 2000. Mr. Blackwell's address is that of the Company.
/(2)/ Includes 45,600 shares of Common Stock subject to options exercisable on or within 60 days after April 21, 2000.
/(3)/ Includes 134,098 shares of Common Stock subject to options exercisable on or within 60 days after April 21, 2000.
/(4)/ Includes 56,166 shares of Common Stock subject to options exercisable on or within 60 days after April 21, 2000, 6,220 shares held in joint ownership with his spouse and 980 shares held by his minor son. Mr. Millwood disclaims beneficial ownership of the securities held by his son.
/(5)/ Includes 16,000 shares of Common Stock subject to options exercisable on or within 60 days after April 21, 2000.
/(6)/ Represents 7,000 shares of Common Stock subject to options exercisable on or within 60 days after April 21, 2000.

/(7)/ Represents 16,000 shares of Common Stock subject to options exercisable on or within 60 days after April 21, 2000, and 129,072 shares of Common Stock held by Mr. Sterling's spouse.
/(8)/ Includes 16,000 shares of Common Stock subject to options exercisable on or within 60 days after April 21, 2000 and 2,000 shares of Common Stock of which Dr. Tracy shares voting and investment power with his spouse.
/(9)/  The executive officers of the Company as of April 21, 2000 include Larry
       G. Blackwell, C. Alex Estevez, John M. Sterling, III, Robert J. Baddorf, and W. Scott Millwood.
/(10)/ Includes 337,624 shares of Common Stock subject to options exercisable on or within 60 days after April 21, 2000.
/(11)/ The business address of Brown Capital Management, Inc. is 1201 N. Calvert
       Street, Baltimore, Maryland 21202. The numbers reported were derived from a Schedule 13G executed by Brown Capital Management on February 3, 2000 and filed with the Securities and Exchange Commission on February 10, 2000. According to the Schedule 13G, all of the shares of the Common Stock are owned by various investment advisory clients of Brown Capital Management, Inc. Brown Capital Management, Inc. has both investment and voting power over such shares. No individual client of Brown Capital Management holds more than five percent of the class.
/(12)/ The business address of Eagle Asset Management, Inc. is 880 Carillon
       Parkway, St. Petersburg, Florida 33716. The numbers reported were derived from a Schedule 13G executed by Eagle Asset Management on January 7, 2000 and filed with the Securities and Exchange Commission on January 10, 2000.

                            EXECUTIVE COMPENSATION

     Pursuant to SEC rules for proxy statement disclosure of executive compensation, the Compensation Committee of the Board of Directors of the Company has prepared the following Report on Executive Compensation. The Committee intends that this report clearly describe the current executive compensation program of the Company, including the underlying philosophy of the program and the specific performance criteria on which executive compensation is based. This report also discusses in detail the compensation paid to the Company's Chief Executive Officer, Dr. Larry G. Blackwell, during 1999.

Report On Executive Compensation

     The Compensation Committee, whose members are Messrs. Brock (who serves as Chairman), Sterling (Jr.) and Tracy, was established in connection with the Company's initial public offering. It is responsible for establishing salaries, bonuses and other compensation for the Company's executive officers, as well as for administering the Company's Employee Stock Purchase Plan and stock option plans. Each member of the Compensation Committee is a non-employee director.

     Compensation Policy. The Compensation Committee meets annually to review the levels and types of compensation established for the Company's executive officers during the prior year. This review is based generally upon (i) an evaluation of each executive officer's ability to contribute to the success of the Company as a publicly-held entity and (ii) the desire to have some portion of each executive officer's compensation be incentive in nature. After the end of 1999, the Compensation Committee reviewed management's compensation recommendations for 2000 and agreed to make certain adjustments to the salary component of the compensation packages of its senior executives, primarily to provide appropriate incentives to such executives. In making these and other compensation decisions, the Compensation Committee seeks to integrate the Company's annual and long-term performance goals into the Company's executive compensation structure. Specifically, the Company's executive compensation policy is designed to:

 .    Provide compensation levels that are consistent with the Company's business plan, financial objectives and operating performance;

 .    Reward performance that facilitates the achievement of the Company's business plan goals;

 .    Motivate executives to achieve strategic operating objectives;

 .    Provide a compensation package for key employees that is competitive with comparable arrangements made with other executives in the software industry; and

 .    Align the interests of the Company's executives with those of its stockholders and the long-term interests of the Company by providing long-term incentive compensation in the form of stock options.

     The Compensation Committee has adopted a three-tiered approach to executive compensation that involves base salaries, short-term incentive awards in the form of cash bonuses and long-term incentive awards in the form of stock options. The procedure used to determine the level of each of these components is discussed in more detail below.

     Base Salaries. In preparing its recommendations to the Compensation Committee, management typically reviews one or more studies or reports provided by compensation consulting firms that indicate base salary levels for officers of other public companies in the software industry holding the same or similar positions as the executive officers of the Company. These companies are not necessarily the same companies whose performance is compared to that of the Company in the Performance Graph included herein. In light of such data, a salary level for each officer is recommended based on the officer's experience level, the scope and complexity of the position held and the officer's performance during the past year, as measured against the average salary for comparable positions as indicated by the studies described above. In reviewing management's recommendations and making compensation decisions, the Compensation Committee also takes into account management's desire for the Company to be a low-cost provider of software and e-commerce solutions to the maintenance, repair and operations industry, which requires the Company to keep close control of its selling, general and administrative expenses. Accordingly, total compensation ranges from approximately the 40/th/ to 70/th/ percentile of the target market range indicated by such studies for comparable positions, although the Compensation Committee retains the discretion to set base salaries higher than this range if necessary to attract and retain exceptional employees.

     Short-Term Incentive Compensation -- Cash Bonuses. The goal of the short-term incentive component of the Company's compensation packages is to place a significant portion of each officer's compensation at risk to encourage and reward a high level of performance each year. For 1999, criteria were applied that differed for each executive depending primarily on the responsibilities of that position. For example, the short-term incentive compensation of the Company's Vice President of Electronic Commerce, John Sterling, III, was primarily linked to the number of iProcure customer installations and the ability of the executive to effectively continue the development of the Company's iProcure initiative within certain budgetary parameters. In addition to earnings per share goals, the Company's goals for revenue, profits and days sales outstanding ("DSO") were factors tied to the short-term compensation packages of both the Chief Financial Officer, C. Alex Estevez, and the Vice President of Operations, W. Scott Millwood. The short-term compensation of the Company's Vice President of World-Wide Operations, Robert Baddorf, in 1999, was primarily linked to progress in professional services, development, and customer support. For 1999, the Compensation Committee, based on recommendations of management, awarded a $3,000 bonus to each of the Chief Financial Officer, C. Alex Estevez, and the Vice President of Operations, W. Scott Millwood. The Compensation Committee also awarded an $18,000 bonus to the Company's Vice President of World-Wide Operations, Robert Baddorf.

     For 2000, the Compensation Committee intends to agree on certain pre-determined criteria for awarding bonuses for each of the members of the Company's executive management team. For the Company's executive officers, these criteria are expected to depend on the Company's overall performance for the year (primarily based on the Company's achievement of its earnings per share goals for the year), as well as on each executive's own performance as evaluated subjectively by the Compensation Committee. It is expected that again, in addition to earnings per share goals, the

Company's goals for revenue, profits and DSO will be factors tied to the short-term compensation packages of both the Chief Financial Officer, C. Alex Estevez, and the Executive Vice President of Sales and Marketing, W. Scott Millwood. The short-term compensation package of the Vice President of World-Wide Operations, Robert Baddorf, will depend upon the success his efforts to achieve profitability goals in professional services and meet customer satisfaction requirements. The short-term compensation package of the President of iProcure, John Sterling, III, will be primarily linked to iProcure customer spend through and revenue generation. The Compensation Committee intends to seek to establish short-term incentive compensation levels for 2000 at approximately 30% to 80% of each executive's total compensation, assuming that the Company and each executive is successful in meeting all of its and his budget objectives. Under the Company's bonus system, it is also possible for an executive to receive a partial bonus based on partial achievement by the Company and/or the executive of the bonus criteria.

     Long-Term Incentive Compensation -- Stock Options. The goal of the long-term incentive component of the Company's compensation packages is to secure, motivate and reward officers and to align their interests with the interests of the stockholders through the grant of stock options. Under the Company's stock option plans, the Compensation Committee is authorized to grant incentive and non-qualified stock options to key employees. The number of options granted is based upon the position held by the individual, his or her performance, the prior level of equity holdings by the officer and the Compensation Committee's assessment of the officer's ability to contribute to the long-term success of the Company. The Compensation Committee receives and takes into account data provided by any compensation reports available to it regarding executives in comparable positions and management's recommendations concerning proposed option grants. No particular weight is given to any single factor. Options granted generally vest in equal annual increments over a period of three to five years and terminate at the end of five or ten years, depending upon the terms of the grant. In 1999, Dr. Blackwell was awarded an incentive stock option to purchase 11,647 shares of Common Stock at an exercise price of $12.52 per share. He also received an award of a non-qualified stock option to purchase 18,353 shares of Common Stock at an exercise prices of $11.38 per share. Messrs. Estevez, Sterling (III), Baddorf and Millwood were each awarded a non-qualified stock option to purchase 30,000 shares of Common Stock at an exercise price of $11.38 per share in 1999.

     Compensation of the Chief Executive Officer. Dr. Blackwell's salary for 1999 was $233,280, an amount deemed by the Compensation Committee to be approximately in the 50th to 70th percentile of the target market range for chief executive officers of software companies with revenues of $130 million to $200 million. Mr. Blackwell received a bonus of $6,000 for 1999 for meeting second quarter financial goals. The formula for determining Mr. Blackwell's cash bonus for 2000 is expected to be structured so that it is primarily dependent upon percentage increases in the value of the Company's Common Stock, as well as the Company's goals for revenue, profits and DSO.

     Limitations on Deductibility of Compensation. Under the 1993 Omnibus Budget Reconciliation Act, a portion of annual compensation payable after 1993 to any of the Company's five highest paid executive officers would not be deductible by the Company for federal income tax purposes to the extent such officer's overall compensation exceeds $1,000,000. Qualifying performance-based incentive compensation, however, would be both deductible and excluded for purposes of calculating the $1,000,000 base. Although the Compensation Committee does not presently intend to award compensation in excess of the $1,000,000 cap, it will continue to address this issue when formulating compensation arrangements for the Company's executive officers and will seek, where possible, to maintain the deductibility of any such payments.

                                                          Richard T. Brock
                                                          John M. Sterling, Jr.
                                                          Kenneth D. Tracy

     The above Report on Executive Compensation of the Compensation Committee of the Board of Directors shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this Proxy Statement or any part hereof in the Company's 1999 Annual Report to Stockholders or its Report on Form 10-K for the fiscal year ended December 31, 1999.


Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors is comprised of Messrs. Brock, Sterling (Jr.) and Tracy. During fiscal 1999, the Compensation Committee did not include any member of the Board of Directors who at that time served as an officer or employee of, or a consultant to, the Company. The Company's Chief Executive Officer, Dr. Blackwell, is not a member of the Compensation Committee, but typically participates in its deliberations by making recommendations to the Compensation Committee concerning the performance of the Company's executive officers and recommendations concerning proposed adjustments to their compensation. During fiscal 1999, Dr. Blackwell served as a member of the Board of Directors of HomeGold Financial, Inc. for which Mr. Sterling serves as Chairman of the Board of Directors and Chief Executive Officer.

Executive Compensation Tables

                      Table I - Summary Compensation Table

     The following table presents certain information required by the SEC relating to various forms of compensation awarded to, earned by or paid to the Company's Chief Executive Officer, Chief Financial Officer, President of iProcure, Vice President World-Wide Operations and Executive Vice President of Sales and Marketing during fiscal 1999 (the "Named Executive Officers").

                                                                                       Long-Term
                                                                                      Compensation
                                                                                      ------------
                                                                                       Securities
                                                      Annual Compensation              Underlying           All Other
                                                      -------------------
Name and Principal Position(s)        Year       Salary                Bonus      Options (# of Shares)   Compensation
------------------------------        ----       ------                -----      ---------------------  ---------------
Larry G. Blackwell                    1999     $233,280/(1)/          $ 6,000             30,000            $5,000/(2)/
     Chairman, President and          1998     $173,004/(1)/              ---             26,000            $5,000/(2)/
     Chief Executive Officer          1997     $186,851/(1)/              ---             34,000            $4,750/(2)/

C. Alex Estevez                       1999     $ 99,996/(3)/          $ 3,000             30,000            $2,090/(2)/
     Chief Financial Officer and      1998     $ 92,833/(3)/              ---             15,600            $1,205/(2)/
     Corporate Secretary              1997     $ 57,318                   ---             55,000               ---

John M. Sterling, III                 1999     $135,000/(4)/              ---             30,000            $3,750/(2)/
     President of                     1998     $ 97,840/(4)/              ---             23,432            $2,935/(2)/
     iProcure                         1997     $103,600/(4)/              ---             34,000            $3,528/(2)/

Robert J. Baddorf                     1999     $ 91,442/(5)/          $18,000             30,000            $1,075/(2)/
     Vice President World-Wide        1998     $ 23,199                   ---             16,200               ---
     Operations                       1997          ---                   ---                ---               ---

W. Scott Millwood                     1999     $126,329/(6)/          $ 3,000             30,000            $2,381/(2)/
     Executive Vice President of      1998     $134,329/(6)/              ---             25,500            $2,593/(2)/
     Sales and Marketing              1997     $ 95,000/(6)/              ---             30,000            $2,850/(2)/

--------------------------------------

/(1)/  Includes $10,000 (1998: $10,000; 1997: $9,500) deferred at the election of Dr. Blackwell pursuant to the Company's 401(k) plan.
/(2)/ Reflects matching contributions to the Company's 401(k) plan paid by the Company on behalf of the executive officer.
/(3)/ Includes $10,000 (1998: $3,675) deferred at the election of Mr. Estevez pursuant to the Company's 401(k) plan.
/(4)/  Includes $10,000 (1998: $7,827; 1997: $8,288) deferred at the election of
       Mr. Sterling pursuant to the Company's 401(k) plan.
/(5)/ Includes $6,451 deferred at the election of Mr. Baddorf pursuant to the Company's 401(k) plan.
/(6)/  Includes $10,000 (1998: $10,000; 1997: $9,500) deferred at the election of Mr. Millwood pursuant to the Company's 401(k) plan.

                  TABLE II - Option/SAR Grants in Fiscal 1999

     This table presents information regarding options granted to the Company's Named Executive Officers during fiscal 1999 to purchase shares of the Company's Common Stock. The Company has no outstanding stock appreciation rights (SARs) and granted no SARs during fiscal 1999. In accordance with SEC rules, the table shows the hypothetical gains or option spreads that would exist for the respective options based on assumed rates of annual compound stock price growth of 5% and 10% from the date the options were granted over the full option term.

                                           Individual Grants
                                     ----------------------------
                                                      % of Total
                                       Number of        Options                                         Potential Realizable
                                      Securities      Granted to                                          Value at Assumed
                                      Underlying       Employees    Exercise or Base                   Annual Rates of Stock
                                        Options        in Fiscal          Price         Expiration       Price Appreciation
             Name                     Granted (#)        Year           ($/Share)          Date        For the Option Term/(1)/
---------------------------------    -------------    -----------  ------------------  ------------   --------------------------
                                                                                                           5%           10%
                                                                                                      -----------   ------------
Dr. Blackwell....................      18,353/(2)/       1.8%              $11.38        08/06/09       $131,291     $332,718
                                       11,647/(2)/       1.2%              $12.52        08/06/04       $ 70,070     $197,897
                                       ------            ---                                            --------     --------
                                       30,000            3.0%                                           $201,361     $530,616

Mr. Estevez......................      30,000/(2)/       3.0%              $11.38        08/06/09       $214,610     $543,864

Mr. Sterling.....................      30,000/(2)/       3.0%              $11.38        08/06/09       $214,610     $543,864

Mr. Baddorf......................      30,000/(2)/       3.0%              $11.38        08/06/09       $214,610     $543,864

Mr. Millwood.....................      30,000/(2)/       3.0%              $11.38        08/06/09       $214,610     $543,864

-----------------
/(1)/ Potential realizable value is based on the assumption that the price of the Common Stock appreciates at the rate shown (compounded annually) from the date of grant to the expiration date. These numbers are presented in accordance with the requirements of the SEC and do not reflect the Company's estimate of future stock price performance.

/(2)/ Option vests in 33% increments on the first, second, and third anniversaries of the date of grant (August 6, 2000, 2001, and 2002).

                  TABLE III - Option Exercises in Fiscal 1999
                    and Fiscal 1999 Year-End Option Values

     The following table shows the number of options exercised during fiscal 1999 and the number of shares of Common Stock subject to exercisable and unexercisable stock options held by the Company's Named Executive Officers as of December 31, 1999. The table also reflects the values of such options based on the positive spread between the exercise price of such options and $24.56, which was the closing sales price of a share of Common Stock reported on the Nasdaq National Market as of December 31, 1999 (the last trading day of the Company's fiscal year).

                                                    Number of Securities              Value of Unexercised
                                                   Underlying Unexercised             In-the-Money Options
                       Shares                     Options at Year-End (#)                at Year-End/(1)/
                    Acquired on     Value      -------------------------------    -----------------------------
    Name            Exercise (#)   Realized    Exercisable       Unexercisable    Exercisable     Unexercisable
   ------           ------------   --------    -----------       -------------    -----------     -------------
Dr. Blackwell            --            --         119,760               84,240     $2,240,536       $1,308,054

Mr. Estevez              --            --          30,600               70,000     $  505,558       $1,049,400

Mr. Sterling             --            --         127,098               60,334     $2,393,714       $  868,610

Mr. Baddorf              --            --           6,200               40,000     $   89,466       $  539,700

Mr. Millwood             --            --          52,833               56,667     $   80,685       $  718,800

(1) The value of unexercised in-the-money options at December 31, 1999 is calculated as follows: [(Per Share Closing Sales Price on December 31,
    1999) - (Per Share Exercise Price)] X Number of Shares Subject to Unexercised Options. The closing sales price reported by the Nasdaq National Market of the Company's Common Stock for December 31, 1999 was $24.56 per share.

Performance Graph

     The following indexed line graph indicates the Company's total return to stockholders from March 29, 1995, the date on which the Company's Common Stock began trading on the Nasdaq National Market, to December 31, 1999, as compared to the total return for the Nasdaq Composite Index and an index for publicly traded companies in the software industry based on the Standard Industrial Classification 737 for the same period.

                              [GRAPH APPEARS HERE]

                  3/29/1995   6/30/1995   9/29/1995   12/29/1995  3/29/1996   6/28/1996   9/30/1996   12/31/1996
Nasdaq               100.00      114.37      128.15      129.71      135.78      146.84      152.10      159.60
SIC 737              100.00      118.61      129.57      135.38      141.72      157.54      160.69      167.09
Datastream           100.00      158.35      303.33      253.33      290.00      470.00      403.33      240.00

                  3/31/1997   6/30/1997   9/30/1997   12/31/1997  3/31/1998   6/30/1998   9/30/1998   12/31/1998
Nasdaq               150.94      178.60      208.80      195.54      228.86      235.14      212.18      275.72
SIC 737              155.09      198.87      217.48      205.26      271.16      300.35      281.87      366.27
Datastream           213.33      206.67      498.75      413.33      590.00      508.35      465.01      306.67

                  3/31/1999   6/30/1999   9/30/1999   12/31/1999
Nasdaq               309.03      338.14      346.34      510.26
SIC 737              441.49      459.65      475.62      804.43
Datastream           230.00      426.67      350.00      655.01

                     PROPOSAL 2  APPROVAL OF THE PROPOSAL
                       TO INCREASE THE NUMBER OF SHARES
                  OF COMMON STOCK RESERVED FOR ISSUANCE UNDER
                         THE DATASTREAM SYSTEMS, INC.
                            1998 STOCK OPTION PLAN

     On March 17, 2000, the Board of Directors adopted and recommended for submission to the Company's stockholders for their approval a proposal to increase the number of shares of Common Stock reserved for issuance under the 1998 Stock Option Plan from 1,250,000 to 2,750,000 shares. A copy of the 1998 Stock Option Plan, in its current form, is attached hereto in Appendices A and B to this Proxy Statement.

     The purpose of the 1998 Stock Option Plan is to (i) provide incentives to selected employees and consultants of the Company and its Subsidiaries to stimulate their efforts toward the continued success of the Company and to operate and manage the business of the Company in a manner that will provide for the long-term growth and profitability of the Company, (ii) encourage stock ownership by selected employees and consultants by providing them with a means to acquire a proprietary interest in the Company and (iii) provide a means of obtaining, rewarding and retaining valuable employees and consultants.

     In 1998, the Company's Board of Directors initially reserved and the stockholders subsequently approved 500,000 shares of Common Stock for grants of options under the 1998 Stock Option Plan. In 1999, the Board of Directors and stockholders of the Company increased the shares reserved under the plan by 750,000 shares of common stock. As of April 21, 2000, options to purchase 1,422,807 shares of Common Stock had been granted to certain of the Company's employees under the 1998 Stock Option Plan. Of the options granted to date, options to purchase 167,713 shares have been recaptured from employees whose employment with the Company has terminated. Accordingly, if the proposal to increase the number of shares of Common Stock is approved, there will be 1,494,906 shares of Common Stock available for future grants under the 1998 Stock Option Plan.

     The primary features of the 1998 Stock Option Plan are summarized below. This summary is qualified in its entirety by reference to the specific provisions of the 1998 Stock Option Plan, the full text of which is set forth in Appendices A and B to this Proxy Statement.

1998 Stock Option Plan Summary and Other Information

     General. Under the 1998 Stock Option Plan, options may be granted to employees and consultants of the Company and its Subsidiaries (as defined in the 1998 Stock Option Plan), provided, however, that an incentive stock option may only be granted to an employee of the Company or a Subsidiary. Presently, there are approximately 791 persons eligible to receive grants of options under the 1998 Stock Option Plan, subject to the Compensation Committee's approval of individual grants.

     The 1998 Stock Option Plan offers to these participants ("Participants" or, individually, a "Participant") the opportunity to purchase shares of Common Stock through stock options granted to them under the 1998 Stock Option Plan. A stock option entitles the optionee to purchase shares of

Common Stock from the Company at the exercise price for that stock option. Two types of options -incentive stock options ("ISOs") and non-qualified stock options - may be granted under the 1998 Stock Option Plan. The two types of options differ primarily in the tax consequences associated with the exercise of an option and the disposition of the shares of Common Stock received upon exercise of an option. See "--Certain Federal Income Tax Consequences." No Participant may be granted options that relate to more than 200,000 shares of Common Stock during any one-year period.

     Grants Under the 1998 Stock Option Plan. The Compensation Committee, which is comprised of two or more Non-Employee Directors (as defined in the 1998 Stock Option Plan) appointed by the Board of Directors, administers the 1998 Stock Option Plan and designates Participants to whom options are granted, specifies whether the option is intended to be an ISO or a non-qualified stock option and specifies the number of shares of Common Stock subject to each option. All options granted under the 1998 Stock Option Plan are evidenced by stock option agreements ("Stock Option Agreements" or, individually, a "Stock Option Agreement") that are subject to the applicable provisions of the 1998 Stock Option Plan and to such other terms, conditions and restrictions as the Compensation Committee may determine to be appropriate.

     In the case of ISOs, the aggregate Fair Market Value (as defined in the 1998 Stock Option Plan) of Common Stock with respect to which stock options intended to be ISOs become exercisable for the first time by an individual during any calendar year under all plans of the Company and its subsidiaries may not exceed $100,000; provided however, that if the limitation is exceeded, the ISOs granted under the 1998 Stock Option Plan that cause the limitation to be exceeded are treated as non-qualified stock options.

     Set forth below is the number of incentive and non-qualified stock options that had been granted to certain employees of the Company under the Company's 1998 Stock Option Plan and that remained outstanding as of April 21, 2000.

                                                                       Incentive              Non-qualified
Name                                                                Options Granted          Options Granted
----                                                                ---------------          ---------------
Larry G. Blackwell...............................................         18,314                  37,686
C. Alex Estevez..................................................         13,808                  31,792
John M. Sterling, III............................................         18,314                  35,118
Robert J. Baddorf................................................         26,373                   4,827
W. Scott Millwood................................................         11,259                  34,241
All current executive officers as a group (5 persons)/(1)/.......         88,068                 143,664
All other employees..............................................        303,547                 887,528

______________________
/(1)/ The Company's executive officers as of April 21, 2000 include: Larry G. Blackwell (President and Chief Executive Officer); C. Alex Estevez (Chief Financial Officer and Corporate Secretary); John M. Sterling, III (President of iProcure); Robert J. Baddorf (Vice President World-Wide Operations); and W. Scott Millwood (Executive Vice President of Sales and Marketing).

     Exercise Price. The price per share for Common Stock purchased upon the exercise of an option granted under the 1998 Stock Option Plan (the "exercise price") is determined by the Compensation Committee on the date the option is granted and set forth in the applicable Stock Option Agreement. The exercise price of an ISO may not be less than the Fair Market Value of a share of Common Stock on the date the option is granted. With respect to each grant of an ISO to a Participant who beneficially owns more than 10% of the combined voting power of the Company or any of its Subsidiaries (determined by applying certain attribution rules), the exercise price may not be less than 110% of the Fair Market Value of the Common Stock on the date the option is granted. The preceding exercise price requirements do not apply to non-qualified stock options.

     Exercise and Payment. An option may be exercised in accordance with the 1998 Stock Option Plan and such other terms and conditions as the Compensation Committee may prescribe. Each option is exercisable by the Participant at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Compensation Committee shall specify in the Stock Option Agreement; provided, however, that subsequent to the grant of an option, the Compensation Committee, at any time before complete termination of such option, may accelerate the time or times at which such option may be exercised in whole or in part, and may permit the Participant or any other designated person to exercise the option, or any portion thereof, for all or part of the remaining option term, notwithstanding any provision of the Stock Option Agreement to the contrary. Further, upon a "Change of Control" of the Company (as defined in the 1998 Stock Option Plan), any outstanding stock options granted under the 1998 Stock Option Plan will become immediately exercisable in full.

     The maximum period during which an ISO may be exercised is determined by the Compensation Committee on the date of grant, but may not be longer than ten years, provided that, any ISO granted to a Participant who beneficially owns more than 10% of the combined voting power of the Company or any of its Subsidiaries (determined by applying certain attribution rules) may not be exercisable after the expiration of five years after the date of grant. The term of any ISO or non-qualified stock option is as specified in the applicable Stock Option Agreement. The preceding term requirements do not apply to non-qualified stock options. An option is deemed to be exercised on the date that the exercise price is paid to the Company.

     The exercise price must be paid in cash or a cash equivalent authorized by the Compensation Committee in the Stock Option Agreement. If the Stock Option Agreement so provides, the payment of all or part of the exercise price may be made by surrendering shares of Common Stock that have been owned by the Participant for at least six months prior to the date of exercise to the Company, provided that the shares surrendered have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than the exercise price or part thereof. The exercise price may also be paid by having the Company withhold a number of shares, the Fair Market Value of which is sufficient to satisfy the exercise price or part thereof, or through a cashless exercise through a broker, if the Stock Option Agreement so provides.

     Administration. The 1998 Stock Option Plan is administered by the Compensation Committee of the Board of Directors. Compensation Committee members generally may not be employees of or consultants to the Company or its Subsidiaries and serve at the pleasure of the Board of Directors. All members of the Compensation Committee serve for such terms as the Board of Directors determines and are appointed and may be removed only by the Board of Directors. The Compensation Committee has the authority to interpret all provisions of the 1998 Stock Option Plan; to prescribe the form of Stock Option Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the 1998 Stock Option Plan; and to make all other determinations necessary or advisable for the administration of the 1998 Stock Option Plan. The Compensation Committee's determinations under the 1998 Stock Option Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants under the 1998 Stock Option Plan (whether or not such persons are similarly situated).

Certain Federal Income Tax Consequences

     The following discussion outlines the federal income tax consequences of participation in the 1998 Stock Option Plan. Individual circumstances may vary these results. The federal income tax law and regulations are frequently amended, and each Participant should rely on his or her own tax counsel for advice regarding the federal income tax consequences of participation in the 1998 Stock Option Plan.

     Federal Income Tax Treatment of ISOs. A Participant generally will not recognize taxable income on the grant or the exercise of an ISO (although the exercise of an ISO can increase the Participant's alternative minimum tax liability, which can result in additional income taxes from the exercise of an
ISO). A Participant will recognize taxable income if and when he disposes of the shares of Common Stock acquired under the ISO. If the disposition occurs more than two years after the grant of the ISO and more than one year after the shares are transferred to the Participant on exercise of the ISO (the "ISO holding period"), the Participant will recognize as capital gain or loss the difference between the amount realized from disposition of the Common Stock and the Participant's tax basis in that Common Stock. A Participant's tax basis in the Common Stock generally is the cash the Participant paid for the stock on exercise of the ISO.

     If Common Stock acquired under an ISO is disposed of before the expiration of the ISO holding period (a "disqualifying disposition"), a Participant generally will recognize as ordinary income in the year of the disqualifying disposition the difference between the Fair Market Value of the Common Stock on the date of exercise of the ISO and the exercise price paid by the Participant. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the Participant held the shares of Common Stock.

     A special rule applies to a disqualifying disposition of Common Stock in which the amount realized on the disposition is less than the Fair Market Value of the Common Stock on the date of exercise of the ISO. In that event, the Participant generally will recognize as ordinary income the difference between the amount realized on the disposition of the Common Stock and the exercise price in lieu of the ordinary income amount described above for a disqualifying disposition. Any additional loss will be treated as a long-term or short-term capital loss, depending on the length of time the Participant held the shares of Common Stock.

     The Company generally will not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event a Participant disposes of Common Stock acquired under an ISO before the expiration of the ISO holding period, the Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the Participant.

     Federal Income Tax Treatment of Non-qualified Options. A Participant generally will not recognize any taxable income on the grant of a non-qualified stock option. On the exercise of a non-qualified stock option, where the Participant pays the exercise price in cash, a Participant will recognize as ordinary income the difference between the Fair Market Value of the Common Stock acquired and the exercise price. A Participant's tax basis in Common Stock acquired upon the exercise of a non-qualified stock option is the cash paid for the stock plus any amounts included in income with respect to the stock. The Participant's capital gains holding period for the stock begins on the day the Common Stock is acquired. Any gain or loss that a Participant realizes on a subsequent disposition of Common Stock acquired upon the exercise of a non-qualified stock option generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the Participant held such shares. The amount of the gain or loss will equal the difference between the amount realized on the subsequent disposition and the Participant's tax basis in his shares.

     The exercise of a non-qualified stock option generally will entitle the Company to claim a federal income tax deduction equal to the amount of ordinary income recognized by the Participant. The transfer of Common Stock to a Participant pursuant to the exercise of a non-qualified stock option will constitute wages for withholding and employment tax purposes in an amount equal to the amount of income recognized by the Participant. Accordingly, the Company will be required to withhold or obtain payment from the Participant as each Stock Option Agreement permits for the amount of required withholding and employment taxes.


              THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                VOTE IN FAVOR OF THE ABOVE PROPOSAL TO INCREASE
               THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER
                         THE DATASTREAM SYSTEMS, INC.
                            1998 STOCK OPTION PLAN

               PROPOSAL 3 - APPROVAL OF THE PROPOSAL TO INCREASE
                 THE NUMBER OF SHARES OF COMMON STOCK RESERVED
            FOR ISSUANCE UNDER THE COMPANY'S AMENDED AND RESTATED
                         EMPLOYEE STOCK PURCHASE PLAN


     On March 17, 2000, the Board of Directors adopted and recommended for submission to the Company's stockholders for their approval a proposal to increase the number of shares of Common Stock reserved for issuance under the Stock Purchase Plan from 200,000 shares to 400,000 shares. A copy of the Stock Purchase Plan, in its current form, is attached hereto in Appendices C and D to this Proxy Statement.

     The purpose of the Stock Purchase Plan is to provide employees of the Company and selected subsidiary corporations within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") with an opportunity to become owners of the Company through the purchase of shares of Common Stock of the Company. The Board of Directors and stockholders previously reserved 200,000 shares of Common Stock (adjusted for the Company's January 1998 stock split) for purchase by eligible employees under the Stock Purchase Plan. As of April 21, 2000, employees had purchased 110,812 shares of Common Stock under the Stock Purchase Plan. Accordingly, if the proposal to increase the number of shares of Common Stock is approved, there will be 289,188 shares of Common Stock available for future purchases under the Stock Purchase Plan.

     The primary features of the Stock Purchase Plan are summarized below. This summary is qualified it its entirety by reference to the specific provisions of the Stock Purchase Plan, the full text of which is set forth as Appendices C and D.

Stock Purchase Plan Summary and Other Information

     General. The Stock Purchase Plan is an employee stock purchase program that enables qualified employees of the Company and "Designated Subsidiaries" (as defined in the Stock Purchase Plan) to purchase shares of Common Stock of the Company via payroll deductions at a 15% discount from the market price and without incurring broker commissions. It is not a 401(k), profit-sharing, deferred compensation, pension or retirement savings plan. An employee does not have to participate in the Company's 401(k) plan in order to participate in the Stock Purchase Plan. To participate in the Stock Purchase Plan, an individual ("Participant") must: (i) have worked continuously for 60 calendar days for the Company or any Designated Subsidiary that has adopted the Stock Purchase Plan and (ii) be employed in a position with regular hours of more than 20 hours per week and customarily work for more than five months in a calendar year. However, a Participant in the Stock Purchase Plan will not be able to buy Common Stock under the Stock Purchase Plan if as of the first day of the offering period, that Participant would own or have options to purchase 5% or more of the Common Stock of the Company and any of its subsidiaries.

     The Stock Purchase Plan is divided into two six-month offering periods per year, beginning on January 1 and July 1. The first such period commenced on January 1, 1996. During these periods, Participants accumulate funds via payroll deduction in an account used to buy Common Stock of the Company. Participants can purchase Common Stock of the Company at a 15% discount from the market price at the beginning or the end of each offering period, whichever is lower, and a Participant's accumulated funds will purchase the appropriate number of whole shares of Common Stock at the end of the offering period.

     A Participant may contribute anywhere from 1% to 15% of his or her pay or any part thereof, in whole number percentages. Once the offering period has begun, a Participant may not change the percentage for that offering period. However, a Participant may change the percentage before the next six-month offering period begins to be in effect for that next offering period. A Participant may not purchase under the Stock Purchase Plan more than $25,000 of Common Stock in any calendar year, with the fair market value of the Common Stock determined at the beginning of each offering period.

     Once a Participant has enrolled in the Stock Purchase Plan, he or she does not need to re-enroll for subsequent offering periods. That Participant will automatically be enrolled for the next offering period unless he or she provides a Participation Withdrawal Notice at least ten days prior to the beginning of the next offering period.

     Administration of the Stock Purchase Plan. The Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors. All members of the Committee serve for such terms as the Board of Directors determines and are appointed and may be removed only by the Board of Directors. The Committee has authority to administer and interpret the Stock Purchase Plan and make such rules and regulations as it deems necessary to administer it, and any determination or action of the Committee in connection with the administration or interpretation of the Stock Purchase Plan is final and binding.

Certain Federal Income Tax Consequences

     The following discussion outlines the federal income tax consequences of participation in the Stock Purchase Plan. Individual circumstances may vary these results. The federal income tax law and regulations are frequently amended, and each Participant should rely on his or her own tax counsel for advice regarding the federal income tax consequences of participation in the Stock Purchase Plan.

     The Company intends for the Stock Purchase Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code. Under the Stock Purchase Plan, the Company grants each Participant an option on the first day of each offering period to purchase as many shares of Common Stock of the Company as the Participant will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the last day of each offering period, the market price of Common Stock is determined and the Participant is considered to have exercised the option and purchased the number of shares of Common Stock his or her accumulated payroll deductions will purchase at 85% of the lower of the market price on the first day of the offering period or the last day of the offering period.

     The required holding period for favorable tax treatment upon disposition of any Common Stock acquired under the Stock Purchase Plan (the "Holding Period") is the later of (a) two years after the option is granted (the first day of an offering period) or (b) one year after the Common Stock is acquired (the last day of an offering period). If the Common Stock is held for the required Holding Period, a Participant who sells shares of Common Stock acquired under the Stock Purchase Plan would recognize ordinary income equal to the lesser of (i) the amount by which the fair market value of the Common Stock at the time the option was granted exceeded the option price or (ii) the amount by which the fair market value of the Common Stock at the time of the sale exceeded the option price. For purposes of this computation only, the option price is determined as of the date of grant and is equal to 85% of the fair market value of the Common Stock as of the first day of an offering period. Any gain realized upon the sale in excess of the ordinary income the Participant recognizes will be considered a long-term capital gain. If the sale price is less than the option price, the Participant would not recognize any ordinary income, and the Participant would have a long-term capital loss for the difference between the sale price and the option price.

     If a Participant sells Common Stock acquired under the Stock Purchase Plan before the expiration of the required Holding Period, the Participant would recognize ordinary income equal to the difference between the option price for the Common Stock and the fair market value of the Common Stock at the date the option was exercised (the last day of an offering period), regardless of the price at which the Common Stock is sold. Any gain realized in excess of the ordinary income the Participant recognizes will be taxed as a capital gain. If the sale price of the Common Stock is less than its option price, increased by any ordinary income that the Participant must recognize, then the Participant would recognize a capital loss equal to the difference between the option price, increased by any ordinary income the Participant recognizes, less the sale price of the Common Stock.

     If a Participant dies while owning Common Stock acquired under the Stock Purchase Plan, he or she must report ordinary income on his or her final income tax return. This amount would equal the lesser of (i) the amount by which the fair market value of the Common Stock at the time the option was granted exceeded the option price, or (ii) the amount by which the fair market value of the Common Stock at the time of the Participant's death exceeded the option price.

     The Company and its subsidiaries generally will not be entitled to a federal income tax deduction with respect to the grant or exercise of any options under the Stock Purchase Plan. In the event a Participant sells Common Stock acquired under the Stock Purchase Plan before the expiration of the required Holding Period, the employer corporation (the Company or its subsidiary) generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the Participant.

              THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                VOTE IN FAVOR OF THE ABOVE PROPOSAL TO INCREASE
               THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER
            THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.


OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the Shares represented thereby in accordance with their best judgment.

                            SOLICITATION OF PROXIES

     The cost of the solicitation of proxies on behalf of the Company will be borne by the Company. The Company has engaged Corporate Investor Communications, Inc. to assist it in the proxy solicitation process and will pay such firm $4,000 plus reimbursement of reasonable expenses for its services. In addition, directors, officers and other employees of the Company may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. The Company will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending the Company's proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.

                             INDEPENDENT AUDITORS

     The firm of KPMG Peat Marwick LLP served as the Company's independent auditors for the fiscal year ended December 31, 1999 and the Board of Directors has reappointed this firm as the Company's independent auditors for the fiscal year ending December 31, 2000. A representative of this firm is expected to attend the Annual Meeting to respond to questions from stockholders and to make a statement if he or she so desires.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Any proposal pursuant to Rule 14a-8 of the Exchange Act that a stockholder may desire to have included in the Company's proxy materials for presentation at the 2001 annual meeting of stockholders must be received by the Company at its executive offices at 50 Datastream Plaza, Greenville, South Carolina 29605,
Attention: Mr. C. Alex Estevez, Chief Financial Officer, on or prior to January 9, 2001.

     Notice of a stockholder proposal submitted outside of Rule 14a-8 of the Exchange Act will be considered untimely if received by the Company after March 25, 2001.

                                 ANNUAL REPORT

     The Company's 1999 Annual Report to Stockholders (which is not part of the Company's proxy soliciting material) is being mailed to the Company's stockholders with this proxy statement.

                                   By order of the Board of Directors,

                                   /s/ Larry G. Blackwell

                                   Larry G. Blackwell
                                   Chairman, President and Chief
                                   Executive Officer
Greenville, South Carolina
May 9, 2000

                                                                      APPENDIX A

                           DATASTREAM SYSTEMS, INC.
                            1998 STOCK OPTION PLAN


                            SECTION I.  DEFINITIONS

     Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

     1.1  "Board" means the Board of Directors of the Company.
           -----

     1.2  "Change of Control" means (i) an acquisition by any individual, entity
           -----------------
or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership of 50 percent or more of the total outstanding Voting Securities of the Company, other than any acquisition by the Company or any employee benefit plan that the Company sponsors, (ii) any sale, exchange, merger, consolidation, reorganization, tender offer for shares of Stock or other similar business transaction involving the Company (a "business transaction"), unless, following such business transaction, more than 50 percent of the total outstanding Voting Securities of the Company (or other entity surviving such business transaction) is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were beneficial owners of the Voting Securities of the Company immediately before such business transaction, and (iii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which following such sale or other disposition more than 50 percent of the total outstanding Voting Securities of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were beneficial owners of the Voting Securities of the Company immediately before such sale or other disposition.

     1.3  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     1.4  "Committee" means the committee consisting of two or more Non-Employee
           ---------
Directors appointed by the Board to administer the Plan.

     1.5  "Company" means Datastream Systems, Inc., a Delaware corporation.
           -------

     1.6  "Disposition" means any conveyance, sale, transfer, assignment, pledge
           -----------
or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

     1.7  "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time.

     1.8  "Exercise Price" means the price per share of Stock purchasable under
           --------------
any Option.

     1.9  "Fair Market Value" with regard to a date means the closing price at
           -----------------
which Stock shall have been sold on the last trading date prior to that date as reported by the Nasdaq National Market System (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Stock are then actively traded) and published in The Wall Street Journal; provided that, for purposes of granting Options other than incentive stock options, Fair Market Value of the shares of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value. If at the time of the determination of Fair Market Value shares of Stock are not actively traded on any market described above, Fair Market Value means the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant; provided, however, for purposes of determining the Option price per share for an incentive stock option, Fair Market Value shall be determined by the

Committee without regard to any restriction other than a restriction which, by its terms, will never lapse. Fair Market Value as determined by the Committee shall be final, binding and conclusive upon each Participant.

     1.10  "Non-Employee Director" means a director who (i) is not a current
            ---------------------
employee or officer of the Company or any of its Subsidiaries, and has never been an officer of the Company or any of its Subsidiaries, (ii) does not receive compensation, either directly or indirectly, from the Company or any of its Subsidiaries for services rendered in any capacity other than as a director,
(iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Regulation S-K 404(a) promulgated under the Exchange Act, and (iv) is not engaged in any business relationship for which disclosure would be required pursuant to Regulation S-K 404(b) promulgated under the Exchange Act.

     1.11  "Option" means a non-qualified stock option or an incentive stock
            ------
option.

     1.12  "Over 10% Owner" means an individual who at the time an incentive
            --------------
stock option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

     1.13  "Participant" means an individual who receives an Option hereunder.
            -----------

     1.14  "Plan" means the Datastream Systems, Inc. 1998 Stock Option Plan.
            ----

     1.15  "Securities Act" means the Securities Act of 1933, as amended from
            --------------
time to time.

     1.16  "Stock" means the Company's common stock, $.01 par value.
            -----

     1.17  "Stock Option Agreement" means an agreement between the Company and
            ----------------------
a Participant or other documentation evidencing an award of an Option.

     1.18  "Subsidiary" means any corporation (other than the Company) in an
            ----------
unbroken chain of corporations beginning with the Company if, at the time of the granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     1.19  "Voting Securities" means the shares of capital stock of an entity
            -----------------
entitled to vote generally in the election of that entity's directors.

                             SECTION 2.  THE PLAN

     2.1   Purpose of the Plan.  The Plan is intended to (a) provide incentive
           -------------------
to selected employees and consultants of the Company and its Subsidiaries to stimulate their efforts toward the continued success of the Company and to operate and manage the business of the Company in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by selected employees and consultants by providing them with a means to acquire a proprietary interest in the Company; and (c) provide a means of obtaining, rewarding and retaining select employees and consultants.

     2.2   Stock Subject to the Plan.  Subject to adjustment in accordance with
           -------------------------
Section 4.2 hereof, 500,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Options. At no time shall the Company have outstanding Options and shares of Stock issued in respect of Options granted under this Plan in excess of the Maximum Plan Shares; for this purpose, the shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Option that is forfeited or canceled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

     2.3  Administration of the Plan.  The Plan shall be administered by the
          --------------------------
Committee. The Committee shall have full authority in its discretion to determine the persons to whom Options shall be granted and the terms and provisions of Options, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Option Agreements, to accelerate the time at which Options can be exercised, and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

     2.4  Eligibility and Limits.  Options may be granted only to employees and
          ----------------------
consultants of the Company and its Subsidiaries; provided, however, that an incentive stock option may only be granted to an employee of the Company or any Subsidiary. Only directors who are also employees of the Company may receive grants of Options under this Plan. In the case of incentive stock options, if the aggregate Fair Market Value (determined as of the date an incentive stock option is granted) of Stock with respect to which Options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries exceeds $100,000, then the number of incentive stock option(s) granted under this Plan which cause the $100,000 limitation to be exceeded shall be treated as non-qualified stock option(s).

                         SECTION 3.  TERMS OF OPTIONS

     3.1  Terms and Conditions of Options.  No more than 500,000 shares of Stock
          -------------------------------
shall be reserved and available for issuance as Options under the Plan.

          3.1.1  Number of Option Shares.  The number of shares of Stock as
                 -----------------------
     to which an Option shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan.
     Notwithstanding the preceding, to the extent required under Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any one year period to any employee shall not exceed 200,000.

          3.1.2  Stock Option Agreement.  Each Option shall be evidenced by a
                 ----------------------
     Stock Option Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate. Each Stock Option Agreement shall be subject to the terms of the Plan and any provisions contained in the Stock Option Agreement that are inconsistent with the Plan shall be null and void.

          3.1.3  Type of Option.  At the time any Option is granted, the
                 --------------
     Committee shall determine whether the Option is intended to be an incentive stock option described in Code Section 422 or a non-qualified stock option that is not governed by Code Section 422, and the Option shall be clearly identified as to its status as an incentive stock option or a non-qualified stock option. At the time any incentive stock option granted under the Plan is exercised, the Company shall be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an incentive stock option. An incentive stock option may only be granted within 10 years from the earlier of the date the Plan is adopted by the Board or approved by the Company's stockholders.

          3.1.4  Exercise Price.  Subject to adjustment in accordance with
                 --------------
     Section 4.2 and the other provisions of this Section 3, the Exercise Price of an Option shall be as set forth in the applicable Stock Option Agreement. Notwithstanding the preceding, the Exercise Price under an incentive stock option shall not be less than the Fair Market Value of the underlying Stock on the date the Option is granted, and with respect to each grant of an incentive stock option to a Participant who is an Over 10% Owner, the

     Exercise Price shall not be less than 110% of the Fair Market Value of the underlying Stock on the date the Option is granted.

          3.1.5  Option Term.  Any incentive stock option granted to a
                 -----------
     Participant who is not an Over 10% Owner shall not be exercisable after the expiration of 10 years after the date the Option is granted. Any incentive stock option granted to a Participant who is an Over 10% Owner shall not be exercisable after the expiration of five years after the date the Option is granted. The term of any non-qualified stock option shall be as specified in the applicable Stock Option Agreement.

          3.1.6  Payment.  Payment for all shares of Stock purchased pursuant
                 -------
     to the exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Option Agreement, including, but not limited to, (i) cash, (ii) by delivery to the Company of a number of shares of Stock which have been owned by the Participant for at least six months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (iii) in a cashless exercise through a broker; or
     (iv) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Any such financing shall require the payment by the Participant of interest on the amount financed at a rate not less than the "applicable federal rate" under the Code. If a Stock Option Agreement so provides, the Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously-owned shares of Stock tendered in payment for each share of Stock purchased pursuant to the terms of the Stock Option Agreement. Any such new Option shall be subject to the terms and conditions of the Stock Option Agreement pursuant to which such new Option is granted. Payment of the Exercise Price shall be made at the time the Option or any part thereof is exercised, and no shares of Stock shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder until delivery of the certificate(s) representing the Stock the Participant has purchased.

          3.1.7  Conditions to the Exercise of an Option.  Each Option shall be
                 ---------------------------------------
     exercisable by the Participant at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Option Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Option Agreement to the contrary.

          3.1.8  Termination of Incentive Stock Option.  With respect to an
                 -------------------------------------
     incentive stock option, in the event of termination of employment of a Participant for any reason other than death or disability, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or disability ("disability" meaning "disabled" within the meaning of Code
     Section 22(e)(3)), one year shall be substituted for such three month period. For purposes of this Subsection 3.1.8, termination of employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the incentive stock option of the Participant in a transaction to which Code Section 424(a) is applicable.

          3.1.9  Special Provisions for Certain Substitute Options.
                 -------------------------------------------------
     Notwithstanding anything to the contrary in this Section 3, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code
     Section 424(a) is
     applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously-issued option being replaced thereby.

          3.1.10  Date of Grant.  The date an Option is granted shall be the
                  -------------
     date on which the Committee has approved the terms and conditions of the Option and has determined the recipient of the Option and the number of shares covered by the Option and has taken all such other action necessary to complete the grant of the Option.

          3.1.11  Nonassignability.  Options shall not be transferable or
                  ----------------
     assignable except by will or by the laws of descent and distribution. Such Options shall be exercisable, during the Participant's lifetime, only by the Participant; or in the event of the death of the Participant, by the legal representatives of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will. Notwithstanding the two prior sentences, however, if the applicable Stock Option Agreement so provides, a Participant may assign all or any portion of an Option granted to him that is not an incentive stock option to (i) his spouse or lineal descendants,
     (ii) one or more trusts for the benefit of his spouse or lineal descendants, (iii) a partnership of which his spouse or lineal descendants are the only partners, or (iv) a tax exempt organization as described in
     Section 501(c)(3) of the Code, as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. In that event, the spouse, lineal descendant, trust, partnership or tax exempt organization will be entitled to all of the rights of the Participant with respect to the assigned portion of such Option, and such Option will continue to be subject to all of the terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such assignee may not further assign the Option except by will or by the laws of descent and distribution. Any such assignment will be permitted only if the Participant does not receive any consideration therefore. Additionally, in order for an assignment by a Participant to be effective, (i) at least 30 days prior to the date of assignment, the Participant must notify the Company in writing of the date of the assignment, the Option or portion thereof to be assigned and the name, address, telephone number and social security or employer identification number of the assignee, (ii) at the time of assignment, the Participant must execute an appropriate written agreement that the Company provides to evidence the assignment and to agree to remit any applicable withholding the Company may require and (iii) at the time of assignment, the assignee pursuant to a written agreement that the Company provides must agree to be bound by the same terms and conditions that governed the Option during the period it was held by the Participant.

     3.2  Treatment of Option Upon Termination of Employment.  Except as
          --------------------------------------------------
otherwise provided by Plan Subsection 3.1.8, any Option granted to a Participant whose employment with the Company has been terminated may be canceled, accelerated or continued, as provided in the applicable Stock Option Agreement, or, in the absence of such provision, as the Committee may determine. The portion of any grant exercisable in the event of continuation may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's termination of employment or such other factors as the Committee determines are relevant to its decision to continue the award.

                        SECTION 4.  GENERAL PROVISIONS

     4.1  Withholding.  Whenever the Company proposes or is required to issue or
          -----------
transfer shares of Stock under the Plan, the Company shall require the recipient to remit to the Company, as a condition to exercising the Option, an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding tax: (i) in cash; (ii) if the Stock Option Agreement so provides, by delivery to the Company of a number of shares of Common Stock which has been owned by the Participant for at least six months prior to the date of exercise which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise of an Option; or (iii) if the Stock Option Agreement so provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise of an Option (clauses (ii) and (iii) each being a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          4.1.1 The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          4.1.2 Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

     4.2  Changes in Capitalization; Merger; Liquidation.
          ----------------------------------------------

          4.2.1 The number of shares of Stock reserved for the grant of Options; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option; and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares of Stock or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          4.2.2 In the event of or in anticipation of a sale, exchange, merger, consolidation, reorganization, tender offer for shares of Stock or other similar business transaction involving the Company, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such sale, exchange, merger, consolidation, reorganization, tender offer or other similar business transaction including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards, or the removal of restrictions on outstanding awards. Notwithstanding the foregoing sentence, however, in the event of or in anticipation of a sale, exchange, merger, consolidation, reorganization, tender offer for shares of Stock or other similar business transaction involving the Company that would result in a Change of Control, any Option granted hereunder shall become immediately exercisable in full, and shall remain so, regardless of any provisions contained in the applicable Stock Option Agreement with respect thereto limiting the exercisability of the Option for any length of time or terminating the Option prior to the expiration of its remaining term, subject to all the terms hereof and of the Stock Option Agreement with respect thereto not inconsistent with this sentence. Any adjustment pursuant to this Section 4.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option, but shall not otherwise diminish the then-current value of the Option.

          4.2.3 The existence of the Plan and the Options granted pursuant to the Plan shall not limit or otherwise adversely affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     4.3  Cash Awards.  The Committee may, at any time and in its discretion,
          -----------
grant to any holder of an Option the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Option or the exercise of rights thereunder.

     4.4   Compliance with Code.  All incentive stock options to be granted
           --------------------
hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all incentive stock options granted hereunder shall be construed in such a manner as to effectuate that intent. However, no Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. A Participant shall notify the Company of any sale or other Disposition of Stock acquired pursuant to an incentive stock option if such sale or other Disposition occurs (i) within two years of grant of the incentive stock option or (ii) within one year of the issuance of the Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

     4.5   Right to Terminate Employment.  Nothing in the Plan or in any Option
           -----------------------------
shall confer upon any Participant the right to continue as an employee or consultant of the Company or any Subsidiary or affect the right of the Company or any Subsidiary to terminate the Participant's employment or other relationship with the Company or any Subsidiary at any time.

     4.6   Non-alienation of Benefits.  Other than as specifically permitted in
           --------------------------
Section 3.1.11, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so other than as specifically permitted thereunder shall be void. No such benefit shall, prior to receipt, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the recipient.

     4.7   Restrictions on Delivery and Sale of Shares; Legends.  Each Option is
           ----------------------------------------------------
subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option, the assignment of such Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been affected. If a registration statement is not in effect under the Securities Act, or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Options then outstanding, the Committee may require, as a condition of assignment or exercise of the Option or as a condition to any other delivery of Stock pursuant to an Option, that the Participant or other recipient of an Option represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     4.8   Termination and Amendment of the Plan. The Board at any time may
           -------------------------------------
amend or terminate the Plan without stockholder approval; provided, however, that the Board may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the Participant holding an Option shall adversely affect the rights of such Participant with respect to such Option.

     4.9   Choice of Law.  The laws of the State of Delaware shall govern the
           -------------
Plan, to the extent not preempted by federal law.

     4.10  Effective Date of Plan.  The Plan became effective on May 8, 1998,
           ----------------------
the date of its approval by the Board, subject, however, to the subsequent approval of the Plan by the Company's stockholders within twelve months after the Board's approval of the Plan.

                                                                      APPENDIX B


                            FIRST AMENDMENT TO THE
                DATASTREAM SYSTEMS, INC. 1998 STOCK OPTION PLAN


     THIS FIRST AMENDMENT TO THE DATASTREAM SYSTEMS, INC. 1998 STOCK OPTION PLAN (the "First Amendment") is made effective as of the 12/th/ day of March, 1999, by Datastream Systems, Inc., a Delaware corporation (the "Company").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Company has adopted the Datastream Systems, Inc. 1998 Stock Option Plan (the "Plan"); and

     WHEREAS, Section 4.8 of the Plan authorizes the Board of Directors of the Company to amend the Plan without stockholder approval; and

     WHEREAS, the Board of Directors of the Company now desires to amend the Plan to redefine the class of transferees to whom non-qualified stock options may be granted under the Plan.

     NOW, THEREFORE, the Board of Directors of the Company hereby amends the Plan as follows:

                                      I.

     Section 3.1.11 of the Plan is hereby deleted in its entirety and replaced with the following new Section 3.1.11:

     "3.1.11  Nonassignability.  Options shall not be transferable or assignable
              ----------------
     except by will or by the laws of descent and distribution. Such Options shall be exercisable, during the Participant's lifetime, only by the Participant; or in the event of the death of the Participant, by the legal representatives of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will. Notwithstanding the two prior sentences, however, if the applicable Stock Option Agreement so provides, a Participant may assign all or any portion of an Option granted to him that is not an incentive stock option to (i) the Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece or nephew, including adoptive relationships, a former spouse of the Participant or any person sharing the Participant's household that is not a tenant or employee of the Participant; (ii) any entity in which the persons included in (i) (or the Participant) own more than 50 percent of the voting interests; (iii) trusts in which any of the persons included in (i) have more than a fifty percent beneficial interest; and (iv) foundations in which the persons in (i) (or the Participant) control the management of assets, as in effect from time to time. In that event, the assignee will be entitled to all of the rights of the Participant with respect to the assigned portion of such Option, and such Option will continue to be subject to all the terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such assignee may not further assign the Option except by will or by the laws of descent and distribution. Any such assignment will be permitted only made by gift, pursuant to a domestic relations order, or in exchange for an interest in an entity of which more than 50 percent of the voting interests are held by the persons included in (i). Additionally, in order for an assignment by a Participant to be effective, (i) at least 30 days prior to the date of assignment, the

     Participant must notify the Company in writing of the date of the assignment, the Option or portion thereof to be assigned and the name, address, telephone number and social security or employer identification number of the assignee, (ii) at the time of assignment, the Participant must execute an appropriate written agreement that the company provides to evidence the assignment and to agree to remit any applicable withholding the Company may require and (iii) at the time of assignment, the assignee pursuant to a written agreement that the Company provides must agree to be bound by the same terms and conditions that governed the Option during the period it was held by the Participant."

                                      II.

     Except as specifically amended hereby, the Plan shall continue to remain in full force and effect as before this First Amendment, and this First Amendment shall be effective with respect to any Options granted under the Plan, including those granted before the effective date of this First Amendment.

     IN WITNESS WHEREOF, the Board of Directors of the Company have caused this First Amendment to be executed in the form and as of the date set forth above.



                                 DATASTREAM SYSTEMS, INC.
                                 By:     /s/ Larry G. Blackwell
                                     -------------------------------
                                 Title:  Chairman, President and
                                         Chief Executive Officer

                                                                      APPENDIX C

                 AMENDED AND RESTATED DATASTREAM SYSTEMS, INC.
                         EMPLOYEE STOCK PURCHASE PLAN

1.   Purpose.

     The purpose of the Datastream Systems, Inc. Amended and Restated Employee Stock Purchase Plan is to provide employees of Datastream Systems Inc. and selected subsidiary corporations within the meaning of Code Section 424(f) with an opportunity to become owners of the Company through the purchase of shares of Common Stock of the Company. The Company intends the Plan to qualify as an employee stock purchase plan under Code Section 423. Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of Code Section 423.

2.   Definitions.

     (a)  "Code" means the Internal Revenue Code of 1986, as amended.

     (b)  "Company" means Datastream Systems, Inc.

     (c)  "Common Stock" means the $.01 par value common stock of the Company.

     (d) "Compensation" means the regular compensation, including overtime, bonuses and commissions that the Company or a Designated Subsidiary pays to an Employee during an Offering Period.

     (e)  "Committee" means the committee described in Paragraph 13.

     (f) "Designated Subsidiary" means a Subsidiary which has adopted the Plan pursuant to Paragraph 12.

     (g) "Employee" means any person who customarily works as a common law employee for the Company or a Designated Subsidiary for more than 20 hours per week and for more than five months during any calendar year.

     (h) "Offering Periods" means each successive six-month period beginning on January 1 and July 1, with the first such period commencing January 1, 1996.

     (i) "Participant" means an Employee who has completed an authorization form under Paragraph 5 and elected to contribute to the Plan through payroll deductions.

     (j) "Plan" means the Datastream Systems, Inc. Amended and Restated Employee Stock Purchase Plan.

     (k) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an option is granted to a Participant under the Plan, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.   Eligibility.

     An Employee whom the Company or a Designated Subsidiary has employed continuously for one year as of the first day of an Offering Period shall be eligible to participate in the Plan for that Offering Period.

4.   Offering Period.

     The Committee will send to each Employee upon fulfilling the eligibility requirements of Paragraph 3 a notice advising the Employee of his or her right to participate in the Plan for the ensuing Offering Period.

5.   Participation.

     An Employee who meets the eligibility requirements of Paragraph 3 may become a Participant for an Offering Period by completing an authorization notice and delivering it to the Committee within a reasonable period of time prior to the first day of such Offering Period. All Participants receiving options under the Plan shall have the same rights and privileges.

6.   Method of Payment.

     A Participant may contribute to the Plan through payroll deductions, as follows:

     (a) The Participant shall elect on an authorization notice to have deductions made from his or her Compensation for each payroll period during the Offering Period at a rate which shall be at least 1% but not in excess of 15% of his or her Compensation.

     (b) All payroll deductions shall be credited to the Participant's account under the Plan. No interest or earnings shall accrue on any payroll deductions credited to such accounts.

     (c) Payroll deductions shall commence on the first payday coinciding with or following the first day of each Offering Period and shall end with the last payday preceding or coinciding with the end of that Offering Period, unless the Participant sooner withdraws as authorized under Paragraph 10 below.

     (d) A Participant may not alter the rate of payroll deductions during the Offering Period.

7.   Granting of Option.

     (a) On the first day of each Offering Period, a Participant shall receive options to purchase a number of shares of Common Stock with funds withheld from his or her Compensation, subject to the adjustments provided for in Paragraph 16 below. Such number or shares shall be determined at the end of the Offering Period according to the following procedure:

     Step 1 -- Determine the amount the Company withheld from Compensation since the beginning of the Offering Period;

     Step 2 -- Determine the amount which represents 85% of the lower of fair market value of a share of Common Stock on the (I) first day of the Offering Period, or (II) the last day of the Offering Period; and

     Step 3 -- Divide the amount determined in Step 1 by the amount determined in Step 2 and round down the quotient to the nearest whole number.

     (b) For purposes of the immediately preceding Subparagraph (a), the fair market value of a share of Common Stock as of each date described in Step 2 shall be determined as follows: (i) if the Common Stock is traded on a national securities exchange, the closing sale price on that date; (ii) if the Common Stock is not traded on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") for such date; (iii) if no such closing sale price information is available, the average of the closing bid and asked prices as reported by Nasdaq for such date; or (iv) if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service for such date. If any date described in Step 2 is not a trading day, the fair market value of a share of

Common Stock for such date shall be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day.

     (c)  No Participant shall receive options:

     1. if, immediately after the grant, that Participant would own shares, or hold outstanding options to purchase shares, or both, possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or any Subsidiaries; or

     2. which permits the Participant to purchase shares under all employee stock purchase plans of the Company and any Subsidiary with a fair market value (determined at the time the options are granted) that exceeds $25,000 in any calendar year.

8.  Exercise of Option.

     (a) Unless a Participant effects a timely withdrawal pursuant to Paragraph 10 below, his or her option for the purchase of shares of Common Stock during an Offering Period will be automatically exercised on the day following the last day of that Offering Period for the purchase of the maximum number of full shares which the sum of the payroll deductions credited to the Participant's account during such Offering Period can purchase pursuant to the formula specified in Paragraph 7(a) hereof.

     (b) The disposition of any payroll deductions credited to a Participant's account during the Offering Period which are not used for the purchase of shares shall be as follows:

     1. If the Participant has elected to withdraw from the Plan as of the end of the Offering Period, the Company shall deliver the amount of the payroll deductions to the Participant.

     2. The amount of any excess payroll deductions shall be applied to the purchase of shares in the immediately succeeding Offering Period.

9.   Delivery of Common Stock.

     As soon as administratively feasible after the end of each Offering Period, the Company shall deliver to each Participant or, in the alternative, to a custodian that the Committee designates, the shares of Common Stock the Participant purchased upon the exercise of the option. In the event of the delivery of the shares to a custodian, the Participant may elect at any time thereafter to take possession of the shares or to have the Committee deliver the shares to any brokerage firm.

10.  Withdrawal From the Plan.

     (a) A Participant will be deemed to have elected to participate in each subsequent Offering Period following his or her initial election to participate in the Plan, unless the Participant files a written withdrawal notice with the Committee at least ten days prior to the beginning of the Offering Period as of which the Participant desires to withdraw from the Plan.

     (b) A Participant may withdraw all, but not less than all, payroll deductions credited to his account for an Offering Period at any time during such Offering Period by delivering a written notice to the Committee at least ten days prior to the end of such Offering Period. A Participant who for any reason, including retirement, termination of employment or death, ceases to be an Employee prior to the last day of any Offering Period will be deemed to have withdrawn from the Plan as of the date of such cessation.

     (c) Upon the withdrawal of a Participant from the Plan under the terms of Subparagraph (b) above, his or her outstanding options under this Plan shall immediately terminate.

     (d) In the event a Participant withdraws from the Plan for any reason, the Company will pay to the Participant all payroll deductions credited to his or her account or, in the event of death, to the persons entitled thereto under the terms of Paragraph 14, as soon as administratively feasible after the date of such withdrawal and no further deductions will be made from the Participant's Compensation.

     (e) A Participant who has elected to withdraw from the Plan may resume participation in the same manner and pursuant to the same rules as any Employee making an initial election to participate in the Plan; provided, however, that any Participant who is an officer or director of the Company or any Subsidiary and who withdraws from the Plan for any reason shall not be permitted to resume participation any earlier than the first day of an Offering Period which is more than six months after the effective date of the withdrawal or any earlier date that will permit transactions under the Plan to continue to be exempt within the meaning of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended.

11.  Stock.

     (a) The shares of Common Stock that the Company shall sell to Participants under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for such purpose. The maximum number of shares made available for sale under the Plan shall be 100,000 subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 16 below. If the total number of shares for which options are to be exercised in accordance with Paragraph 8 exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable.

     (b) A Participant will have no interest in shares covered by his or her option until the Participant exercises the option.

     (c) Shares that a Participant purchases under the Plan will be registered in the name of the Participant, or if the Participant so directs by written notice to the Committee prior to the last day of the Offering Period, in the names of the Participant and one other person the Participant designates, as joint tenants with rights of survivorship.

     (d) A Participant may not sell or transfer shares he or she acquired pursuant to the exercise of options granted during an Offering Period prior to the expiration of one year from the last day of such Offering Period, except in the event of disability or death.

12.  Adoption of Plan by Subsidiaries.

     Any Subsidiary, if authorized to do so by the Company, may adopt the Plan by action of its board of directors. Such action shall state the effective date of the adoption of the Plan.

13.  Administration.

     The compensation committee of the Board of Directors of the Company shall administer the Plan. The Board of Directors of the Company shall determine the composition of the Committee and may at any time remove members from, or add members to, or fill vacancies therein. The Committee shall be vested with full authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination or action of the Committee in connection with the administration or interpretation of the Plan shall be final and binding upon each Employee, Participant and all persons claiming under or through any Employee or Participant.

14.  Designation of Beneficiary.

     (a) A Participant may file with the Committee a written designation of a beneficiary who is to receive any payroll deductions credited to the Participant's account under the Plan or any shares of Common Stock owed to the Participant under the Plan in the event of the Participant's death. A Participant may change a beneficiary at any time by filing a notice in writing with the Committee.

     (b) Upon the death of a Participant and upon receipt by the Committee of proof of the identity and existence of the Participant's designated beneficiary, the Committee shall deliver such cash or shares, or both, to the beneficiary. In the event a Participant dies and is not survived by a beneficiary that the Participant designated in accordance with the immediately preceding Subparagraph
(a), the Committee shall deliver such cash or shares, or both, to the personal representative of the estate of the deceased Participant. If to the knowledge of the Committee no personal representative has been appointed within 90 days following the date of the Participant's death, the Committee, in its discretion, may deliver such cash or shares, or both, to the surviving spouse of the deceased Participant, or to any one or more dependents or relatives of the deceased Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

     (c) No designated beneficiary shall acquire any interest in such cash or shares prior to the death of the Participant.

15.  Transferability.

     A Participant may not assign, pledge or otherwise dispose of payroll deductions credited to the Participant's account nor any rights to exercise an option or to receive shares of Common Stock under the Plan other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Employee Retirement Income Security Act. Any other attempted assignment, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw in accordance with Paragraph 10 above.

16.  Adjustments Upon Changes in Capitalization.

     In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of Common Stock, the Committee shall make an appropriate adjustment to the number and kind of shares available for the granting of options, and as to which outstanding options shall be exercisable, and to the option price. No fractional shares or options to purchase fractional shares shall be issued in making any such adjustments. All adjustments the Committee makes shall be conclusive.

     Subject to any required action by the stockholders, if the Company shall be a party to any reorganization involving a merger, consolidation or acquisition of the stock or the assets of the Company, the Committee in its discretion (a) may declare the Plan's termination in the same manner as if the Board of Directors had terminated the Plan pursuant to Paragraph 17 below, or (b) may declare that any option shall apply to the securities of the resulting corporation and each option to purchase one share of the Common Stock shall entitle the Participant to purchase the same number of securities of the resulting corporation as a holder of a share of Common Stock would be entitled to receive for such share.

     Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to any option or the option price except as this Paragraph 16 specifically provides. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

17.  Amendment or Termination.

     The Board of Directors of the Company may at any time terminate or amend the Plan. Any amendment of the Plan that (i) materially increases the benefits to Participants, (ii) materially increases the number of securities that may be issued under the Plan, or (iii) materially modifies the eligibility requirements for participation in the Plan shall be subject to approval of the stockholders of the Company. The Company shall refund to each Participant the amount of payroll deductions credited to his or her account as of the date of termination as soon as administratively feasible following the effective date of the termination.

18.  Notices.

     All notices or other communications by a Participant to the Committee or the Company shall be deemed to have been duly given when the Secretary of the Company receives them or when any other person the Company designates receives the notice or other communication in the form the Company specifies.

19.  No Contract.

     This Plan shall not be deemed to constitute a contract between the Company or any Subsidiary and any Employee or to be a consideration or an inducement for the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee at any time regardless of the effect which such discharge shall have upon him or her or any options granted hereunder.

20.  Approval of Stockholders.

     The Plan shall be submitted to the stockholders of the Company for their approval within 12 months after the Board of Directors of the Company adopts the Plan. The adoption of the Plan is conditioned upon the approval of the stockholders of the Company, and failure to receive their approval shall render the Plan and all outstanding options thereunder void and of no effect.

                                                                      APPENDIX D

                  FIRST AMENDMENT TO THE AMENDED AND RESTATED
             DATASTREAM SYSTEMS, INC. EMPLOYEE STOCK PURCHASE PLAN


     THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED DATASTREAM SYSTEMS, INC. EMPLOYEE STOCK PURCHASE PLAN (the "First Amendment") is made effective as of the 16th day of April, 1999, by Datastream Systems, Inc., a Delaware corporation (the "Company").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Company has adopted the Amended and Restated Datastream Systems, Inc. Employee Stock Purchase Plan (the "Plan"); and

     WHEREAS, Section 17 of the Plan authorizes the Board of Directors of the Company to amend the Plan; and

     WHEREAS, the Board of Directors of the Company now desires to amend the Plan, subject to stockholder approval, as required by the Plan, to shorten the waiting period for otherwise eligible employees to participate in the Plan from one year to 60 calendar days.

     NOW, THEREFORE, the Board of Directors of the Company hereby amends the Plan as follows:

                                      I.

     Section 3 of the Plan is hereby deleted in its entirety and replaced with the following new Section 3:

     "3.  Eligibility.

               An Employee whom the Company or a Designated Subsidiary has employed continuously for 60 calendar days as of the first day of an Offering Period shall be eligible to participate in the Plan for that Offering Period."

                                      II.

     Except as specifically amended hereby, the Plan shall continue to remain in full force and effect as before this First Amendment.

     IN WITNESS WHEREOF, the Board of Directors of the Company has caused this First Amendment to be executed in the form and as of the date set forth above.


                                 DATASTREAM SYSTEMS, INC.

                                 By:  /s/ Larry G. Blackwell
                                      -----------------------------
                                 Title:  Chairman, President and
                                         Chief Executive Officer

                                                                      APPENDIX E
--------------------------------------------------------------------------------

                          /\ FOLD AND DETACH HERE /\

                     THIS PROXY IS SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF DATASTREAM SYSTEMS, INC.

The undersigned stockholder(s) of Datastream Systems, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 9, 2000, and hereby appoints Larry G. Blackwell and C. Alex Estevez, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Stockholders of the Company to be held at 2:00 p.m. Eastern Standard Time on Friday, June 9, 2000 at The Embassy Suites Hotel, 670 Verdae Boulevard, Greenville, South Carolina, 29607, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below, as proposed by the Company's Board of Directors:

(1) To elect the nominee listed below to serve as the Class I director of the Company for a term ending in 2003:
                               Kenneth D. Tracy
     [_] FOR the nominee             [_] WITHHOLD authority
         listed above.                   to vote for nominee
                                         listed above.

(2) To approve the proposal to reserve an additional 1,500,000 shares of Common Stock for issuance pursuant to the Company's 1998 Stock Option Plan.
                     [_] FOR    [_] AGAINST    [_] ABSTAIN

(3) To approve the proposal to reserve an additional 200,000 shares of Common Stock for issuance pursuant to the Company's Amended and Restated Employee Stock Purchase Plan.
                     [_] FOR    [_] AGAINST    [_] ABSTAIN

--------------------------------------------------------------------------------

                           ^ FOLD AND DETACH HERE ^

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY. This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder(s). If no direction is made, it will be voted FOR Proposals 1, 2 and 3 above and as the proxies deem advisable on all other matters that may properly come before the meeting or any adjournment thereof of which the Company did not have notice on or before March 27, 2000.

Dated ____________ , 2000
                                            -----------------------------------
                                                         Signature

                                            -----------------------------------
                                                Signature (if held jointly)
                                            Title or authority (if applicable)

                                            NOTE: Please sign exactly as name
                                            appears hereon. If shares are
                                            registered in more than one name,
                                            the signature of all such persons
                                            are required. A corporation should
                                            sign in its full corporate name by
                                            a duly authorized officer, stating
                                            his or her title. Trustees,
                                            guardians, executors and
                                            administrators should sign in
                                            their official capacity, giving
                                            their full title as such. If a
                                            partnership, please sign in the
                                            partnership name by an authorized
                                            person.